UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 10, 2004


                                    ATNG INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


             000-28519                                    76-0510754
      (Commission File Number)                 (IRS Employer Identification No.)


    1549 LEROY STREET, SUITE D-200                           48430
         FENTON, MICHIGAN                                  (Zip Code)
(Address of principal executive offices)


                                 (810) 714-2978

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     This Amended Current Report on Form 8-K/A is filed to report the financial information that was required to be presented as a result of the acquisition by ATNG Inc. (the "Registrant") of all of the issued and outstanding capital stock of Blue Kiwi Inc. ("Blue Kiwi") (the "Acquisition"), as reported by the Registrant in its Current Report on Form 8-K filed with the Commission on August 24, 2004. As a result of the Acquisition, Blue Kiwi became a wholly-owned subsidiary of the Registrant.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

               See Item 9.01(a) attached herewith.

     (b)  Pro forma financial information.

               See Item 9.01(b) attached herewith.


                                                                    ITEM 9.01(a)


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors and Stockholders
Blue Kiwi, Inc.
(A Development Stage Company)
Fenton, Michigan

We have audited the accompanying balance sheet of Blue Kiwi, Inc. as of December 31, 2003, and the related statements of expenses, stockholders' deficit, and cash flows for the year then ended and for the periods from July 1, 2002 (Inception) through December 31, 2003 and 2002. These financial statements are the responsibility of Blue Kiwi's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blue Kiwi, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended and the period from inception through December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.



MALONE & BAILEY, PLLC
www.malone-bailey.com
Houston, Texas
September 14, 2004

                                Blue Kiwi, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2003

      ASSETS
      ------

Cash                                                              $ 10,485
                                                                  ---------
    Total assets                                                  $ 10,485
                                                                  =========

      LIABILITIES AND STOCKHOLDERS' DEFICIT
      -------------------------------------
Accounts payable - related parties                                $  9,548
Due to related parties                                              20,000
                                                                  ---------
    Total liabilities                                               29,548
                                                                  ---------

Commitments

Common stock, $.001 par value, 60,000 shares authorized, 60,000         60
  shares issued and outstanding
Additional paid in capital                                             940
Deficit accumulated during the development stage                   (20,063)
                                                                  ---------
    Total stockholders' deficit                                    (19,063)
                                                                  ---------
    Total liabilities and stockholders' deficit                   $ 10,485
                                                                  =========

See accompanying summary of accounting policies and notes to financial statements.

                                Blue Kiwi, Inc.
                          (A Development Stage Company)
                             Statements of Expenses
                        Year Ended December 31, 2003 and
       Period from July 1, 2002 (Inception) Through December 31, 2002 and
         Period from July 1, 2002 (Inception) Through December 31, 2003



                                                               Inception       Inception
                                                                through         through
                                              December 31,    December 31,    December 31,
                                                  2003            2002            2003
                                             --------------  --------------  --------------

General and Administrative Expenses          $      19,063   $       1,000   $      20,063
                                             --------------  --------------  --------------

Net Loss                                     $     (19,063)  $      (1,000)  $     (20,063)
                                             ==============  ==============  ==============

Basic and diluted net loss per common share  $        (.32)  $        (.02)

Weighted average common shares outstanding          60,000          60,000

See accompanying summary of accounting policies and notes to financial statements.

                                Blue Kiwi, Inc.
                          (A Development Stage Company)
                       Statement of Stockholders' Deficit
         Period from July 1, 2002 (Inception) through December 31, 2003


                              Common Stock       Additional      Accumulated
                             Shares  Amount   Paid in Capital      Deficit       Total
                             ------  -------  ----------------  -------------  ---------

STOCK ISSUED TO FOUNDER AT
  INCEPTION                  60,000  $    60  $            940  $          -   $  1,000

Net loss                          -        -                 -        (1,000)    (1,000)
                             ------  -------  ----------------  -------------  ---------

BALANCES, DECEMBER 31, 2002  60,000       60               940        (1,000)         -

NET LOSS                          -        -                 -       (19,063)   (19,063)
                             ------  -------  ----------------  -------------  ---------

BALANCES, DECEMBER 31, 2003  60,000  $    60  $            940  $    (20,063)  $(19,063)
                             ======  =======  ================  =============  =========

   See accompanying summary of accounting policies and notes to financial statements.

                                       Blue Kiwi, Inc.
                                 (A Development Stage Company)
                                   Statements of Cash Flows
                               Year Ended December 31, 2003 and
              Period from July 1, 2002 (Inception) Through December 31, 2002 and
                Period from July 1, 2002 (Inception) Through December 31, 2003


                                                                   Inception       Inception
                                                                    Through         Through
                                                  December 31,    December 31,    December 31,
                                                      2003            2002            2003
                                                 --------------  --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                       $     (19,063)  $      (1,000)  $     (20,063)
  Adjustments to reconcile net loss
    to cash used in operating activities:
  Stock issued for services                                  -           1,000           1,000
  Changes in:
    Accounts payable                                     9,548               -           9,548
                                                 --------------  --------------  --------------
      Net cash used in operating activities             (9,515)              -          (9,515)
                                                 --------------  --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from related parties                         20,000               -          20,000
                                                 --------------  --------------  --------------
      Net cash provided by financing activities         20,000               -          20,000
                                                 --------------  --------------  --------------
NET CHANGE IN CASH                                      10,485               -          10,485
CASH, beginning of year                                      -               -               -
                                                 --------------  --------------  --------------
CASH, end of year                                $      10,485   $           -   $      10,485
                                                 ==============  ==============  ==============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                  $           -   $           -   $           -
                                                 ==============  ==============  ==============
  Taxes paid                                     $           -   $           -   $           -
                                                 ==============  ==============  ==============

      See accompanying summary of accounting policies and notes to financial statements.

                                 Blue Kiwi, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - NATURE OF BUSINESS

Blue Kiwi, Inc. ("Blue Kiwi") was incorporated in Michigan on July 1, 2002 ("inception"). Blue Kiwi was created to formulate, manufacture, and distribute high quality over the counter nutritional supplements to treat symptoms of fatigue, stress, attacks on the immune system, and the aging process. As of December 31, 2003, Blue Kiwi had not begun these operations.

Blue Kiwi's fiscal year end is December 31.

Cash  and  Cash  Equivalents - Blue Kiwi considers all highly liquid investments
----------------------------
purchased with an original maturity of three months or less to be cash and cash equivalents.

Revenue  Recognition  - Blue Kiwi recognizes revenue when persuasive evidence of
--------------------
an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. Blue Kiwi records revenue when products are shipped. No revenues were recorded since inception.

Income  Taxes  -  The  liability  method is used in accounting for income taxes.
-------------
Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using anticipated tax rates and laws that will be in effect when the differences are expected to reverse. The realizability of deferred tax assets are evaluated annually and a valuation allowance is provided if it is more likely than not that the deferred tax assets will not give rise to future benefits in the Blue Kiwi's tax returns.

Use  of  Estimates  - The preparation of financial statements in conformity with
------------------
accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basic and diluted net loss per share calculations are presented in accordance with Financial Accounting Standards Statement 128, and are calculated on the basis of the weighted average number of common shares outstanding during the year. They include the dilutive effect of common stock equivalents in years with net income.

Recently issued accounting pronouncements. Blue Kiwi does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Blue Kiwi's results of operations, financial position or cash flow.

NOTE 2  -  COMMON  STOCK

At inception, 60,000 shares were issued to founder Robert C. Simpson for services valued at $1,000.

NOTE 3  -  RELATED  PARTY  TRANSACTIONS

As of December 31, 2003, Blue Kiwi owed amounts totaling $29,548 to three entities related by common ownership.

NOTE 4  -  INCOME  TAXES

Income taxes are not due since Blue Kiwi has had losses since inception of $20,063 which expire in the U.S. in fiscal 2023.

Deferred tax assets                    $ 6,821
Less: valuation allowance               (6,821)
                                       --------
Net deferred taxes                     $     0
                                       ========

NOTE 5  -  COMMITMENTS

Since inception, Blue Kiwi maintained its offices on a temporary basis in the office of another entity owned by Blue Kiwi's President pursuant to an oral agreement on a rent-free month-to-month basis.

                                Blue Kiwi, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                  June 30, 2004
                                  (unaudited)

     ASSETS
     ------

Cash                                                              $  14,337
Deposit                                                               2,000
Prepaid expenses                                                      1,256
                                                                  ----------
    Total assets                                                  $  17,593
                                                                  ==========

     LIABILITIES AND STOCKHOLDERS' DEFICIT
     -------------------------------------

Due to related parties                                            $ 261,546
                                                                  ----------

Commitments

Common stock, $.001 par value, 60,000 shares authorized, 60,000          60
  shares issued and outstanding
Additional paid in capital                                              940
Deficit accumulated during development stage                       (244,953)
                                                                  ----------
    Total stockholders' deficit                                    (243,953)
                                                                  ----------
    Total liabilities and stockholders' deficit                   $  17,593
                                                                  ==========

                                             Blue Kiwi, Inc.
                                       (A Development Stage Company)
                                         Statements of Operations
                             Three and Six Months Ended June 30, 2004 and 2003
                        Period from July 1, 2002 (Inception) Through June 30, 2004
                                               (unaudited)


                                        Three Months           Six Months          Inception
                                       Ended June 30,         Ended June 30,        Through
                                   ---------------------  ----------------------  -----------
                                      2004       2003        2004        2003        2004
                                   ----------  ---------  -----------  ---------  -----------
Revenues                           $     567   $       -  $    1,639   $       -  $    1,639

General & Administrative expenses  $  46,515   $       -  $  226,529   $       -  $  246,592
                                   ----------  ---------  -----------  ---------  -----------

Net Loss                           $ (45,948)  $       -  $ (224,890)  $       -  $ (244,953)
                                   ==========  =========  ===========  =========  ===========

Basic and diluted net loss per
common share                       $    (.77)  $       -  $    (3.75)  $       -
Weighted average common shares
outstanding                           60,000      60,000      60,000      60,000

                                Blue Kiwi, Inc.
                          (A Development Stage Company)
                            Statements of Cash Flows
                    Six Months Ended June 30, 2004 and 2003
           Period from July 1, 2002 (Inception) Through June 30, 2004
                                  (unaudited)


                                                       Six Months
                                                     Ended June 30,        Inception
                                                 ---------------------      Through
                                                    2004       2003      June 30, 2004
                                                 ----------  ---------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                       $(224,890)  $       -  $     (244,953)
  Adjustments to reconcile net loss
    to cash used in operating activities:
  Stock issued for services                              -           -           1,000
  Changes in:
    Other assets                                    (3,256)                     (3,256)
    Accounts payable - related parties              (2,002)          -           7,546
                                                 ----------  ---------  ---------------
      Net cash used in operating activities       (230,148)          -        (239,663)
                                                 ----------  ---------  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from related parties                    234,000           -         254,000
                                                 ----------  ---------  ---------------
      Net cash provided by financing activities    234,000           -         254,000
                                                 ----------  ---------  ---------------
NET CHANGE IN CASH                                   3,852           -               -
CASH, beginning of period                           10,485           -          14,337
                                                 ----------  ---------  ---------------
CASH, end of period                              $  14,337   $       -  $       14,337
                                                 ==========  =========  ===============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid                                  $       -   $       -  $            -
                                                 ==========  =========  ===============
  Taxes paid                                     $       -   $       -  $            -
                                                 ==========  =========  ===============

                                 Blue Kiwi, Inc.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Blue Kiwi, Inc. ("Blue Kiwi") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in Blue Kiwi's latest annual report filed with the SEC on Form 8-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for fiscal year 2003, as reported in the 8-K, have been omitted.

                                                                    ITEM 9.01(b)

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following pro forma financial statements have been derived from the financial statements of ATNG Inc. ("ATNG") at December 31, 2003 and adjusts such information to give effect to its acquisition of Blue Kiwi, Inc. ("Blue Kiwi"), as if the acquisition had occurred at their respective year-ends as shown. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and each Company's consolidated financial statements and related notes thereto contained herein and in ATNG's latest annual report filed with the SEC.

Pro forma Consolidated Condensed Balance Sheet:

                                    12/31/03      12/31/03
                                      ATNG        Blue Kiwi         Adjustments     Pro-Forma
                                  -------------  -----------       -------------  -------------
Current Assets
  Cash                            $    357,493   $   10,485        $          -   $    367,978
                                  -------------  -----------       -------------  -------------

  Total Assets                    $    357,493   $   10,485        $          -   $    367,978
                                 ==============  ===========       =============  =============

Current Liabilities
  Accounts payable                $  1,454,613   $        -        $          -   $  1,454,613
  Accounts payable - related                 -        9,548                   -          9,548
  Due to related party                       -       20,000   (2)       (10,000)        10,000
  Accrued salaries                     159,406            -                   -        159,406
  Payroll taxes                        234,930            -                   -        234,930
  Accrued interest                      30,129            -                   -         30,129
  Notes payable - related               90,000            -                   -         90,000
  Notes payable                         31,000            -                   -         31,000
  Other obligations                    318,100            -                   -        318,100
                                  -------------  -----------       -------------  -------------
  Total Liabilities                  2,318,178       29,548             (10,000)     2,337,726
                                  -------------  -----------       -------------  -------------
Preferred stock, Series A,
  $.0001 par, 20,000,000 shares
  authorized, 5,000,000 issued
  and outstanding                          400            -                   -            400
Preferred stock, Series B,
  $.0002 par, 20,000,000 shares
  authorized, 5,000,000 issued
  and outstanding                        1,000            -                   -          1,000
Common stock, $.001 par,
  60,000 shares authorized,
  60,000 shares issued
  and outstanding                            -           60   (1)           (60)             -
Common stock, $.0001 par,
  950,000,000 shares authorized,
  251,550,000 shares issued
  and outstanding                       24,155            -                   -         24,155
Paid in capital                     20,758,907          940   (1)            60     20,759,907
Accumulated Deficit                (22,745,147)     (20,063)  (2)        10,000    (22,755,210)
                                  -------------  -----------       -------------  -------------
  Total Stockholders' equity        (1,960,685      (19,063)             10,000     (1,969,748)
                                  -------------  -----------       -------------  -------------
Total liabilities and
Stockholders' equity              $    357,493   $   10,485        $          -   $    367,978
                                  =============  ===========       =============  =============

Year Ended December 31, 2003:

General and administrative      $  2,240,797   $ 19,063   (2)  $   (10,000)  $  2,249,860
Interest expense                      43,090          -                  -         43,090
Debt forgiveness income           (3,913,376)         -                  -    (3,913,376)
                                -------------  ---------       ------------  ------------
Net income (loss)               $  1,629,489   $(19,063)       $   (10,000)  $  1,620,426
                               ==============  =========       ============  ============

Basic and diluted income
  (loss) per share              $        .01   $   (.32)                 -   $        .01
Weighted average number of
  shares outstanding             108,772,869     60,000                  -    108,772,869

Pro  forma  Consolidated  Condensed  Balance  Sheet:

                                     06/30/04      06/30/04
                                       ATNG        Blue Kiwi         Adjustments     Pro-Forma
                                   -------------  -----------       -------------  -------------
Current Assets
  Cash                             $    114,111   $   14,337        $          -   $    128,448
  Investment in related party           150,000            -                   -        150,000
  Other current assets                        -        3,256                   -          3,256
                                   -------------  -----------       -------------  -------------
  Total Assets                     $    264,111   $   17,593        $          -   $    281,704
                                   =============  ===========       =============  =============

Current Liabilities
  Accounts payable                 $    343,978   $        -        $          -   $    343,978
  Due to related party                        -      261,546   (2)      (159,000)       102,546
  Accrued salaries                      121,556            -                   -        121,556
  Payroll taxes                         234,930            -                   -        234,930
  Notes payable - related                 1,750            -                   -          1,750
  Notes payable                         212,856            -                   -        212,856
                                   -------------  -----------       -------------  -------------
  Total Liabilities                     915,070      261,546            (159,000)     1,017,616
                                   -------------  -----------       -------------  -------------
Preferred stock, Series A,
  $.001 par, 20,000,000 shares
  authorized, 2,140,200 issued
  and outstanding                         2,140            -                   -          2,140
Preferred stock, Series B,
  $.002 par, 20,000,000 shares
  authorized, 5,000,000 issued
  and outstanding                        10,000            -                   -         10,000
Common stock, $.001 par,
  60,000 shares authorized,
  60,000 shares issued
  and outstanding                             -           60   (1)           (60)             -
Common stock, $.0001 par,
  950,000,000 shares authorized,
  414,226,906 shares issued
  and outstanding                       414,227            -                   -        414,227
Paid in capital                      22,215,904          940   (1)            60     22,216,904
Accumulated Deficit                 (23,293,230)    (244,953)  (2)       159,000    (23,379,183)
                                   -------------  -----------       -------------  -------------
  Total Stockholders' equity           (650,959)    (243,953)            159,000       (735,912)
                                   -------------  -----------       -------------  -------------
Total liabilities and
Stockholders' equity               $    264,111   $   17,593        $          -   $    281,704
                                   =============  ===========       =============  =============

Six Months Ended June 30, 2004:

Revenues                           $          -   $    1,639        $          -   $      1,639

General and administrative            1,585,456      226,529   (2)      (159,000)     1,652,985
Debt forgiveness income              (1,037,373)           -                   -     (1,037,373)
                                   -------------  -----------       -------------  -------------
Net income (loss)                  $   (548,083)  $ (224,890)       $   (159,000)  $   (613,973)
                                   =============  ===========       =============  =============

Basic and diluted income
  (loss) per share                 $       (.00)  $    (3.75)                  -   $       (.00)
Weighted average number of
  shares outstanding                251,885,657       60,000                   -    251,885,657

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

On August 10, 2004, ATNG purchased 100% of Blue Kiwi's common stock from Dr. Robert Simpson, ATNG's president and CEO. ATNG agreed to pay Dr. Simpson $5,000,000 to be paid in monthly installments of up to ten percent of ATNG's gross profit.

Because these are entities under common control, the acquisition is accounted for as a pooling of interest.

Notes To Proforma Condensed Consolidated Balance Sheet:

(1)  Reclassify Blue Kiwi's par to paid in capital of ATNG
(2) To eliminate $10,000 owed to ATNG. This amount was previously written off ATNG's books as a general and administrative expense. The intercompany loan is being credited to general and administrative expense.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2004

                                             ATNG INC.


                                             By  /s/ Dr. Robert Simpson
                                               ---------------------------------
                                               Dr. Robert Simpson, President